March 4, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Re: Merrill Lynch Life Variable Annuity Separate Account B
Merrill Lynch Retirement Plus Separate Account B-
Registration Nos. 33-45379
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2007, for the following underlying mutual fund (“Fund”) in which Registrant invests:
Annual Report Filings:
BlackRock Series Fund, Inc.
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (319) 297-8330.
Very truly yours,
/s/ Darin D. Smith
Darin D. Smith
Merrill Lynch Life Insurance Company
4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001